                                               =================================

                                                       THE INDONESIA
                                                         FUND, INC.

                                               =================================

                                                       ANNUAL REPORT
                                                     DECEMBER 31, 2002

[BOSTON(TM) STOCK EXCHANGE LOGO]

          3913-AR-02

 CONTENTS

Letter to Shareholders..............................................1

Portfolio Summary...................................................4

Schedule of Investments.............................................5

Statement of Assets and Liabilities.................................7

Statement of Operations.............................................8

Statement of Changes in Net Assets..................................9

Financial Highlights...............................................10

Notes to Financial Statements......................................12

Report of Independent Accountants..................................16

Results of Annual Meeting of Shareholders..........................17

Description of InvestLink(SM) Program..............................18

Information Concerning Directors and Officers......................21

================================================================================

 LETTER TO SHAREHOLDERS

                                                                February 7, 2003

DEAR SHAREHOLDER:

We are writing to report on the activities of The Indonesia Fund, Inc. (the "Fund") for the year ended December 31, 2002.

At December 31, 2002, the Fund's net assets were $17.3 million. The Fund's net asset value ("NAV") was $2.09 per share, as compared to $1.52 at December 31, 2001.

PERFORMANCE

Based on NAV, the Fund had a gain of 37.50% for the year, vs. a rise of 38.13% for the Morgan Stanley Capital International Indonesia Free Index.* Stocks that aided the Fund's return included its financial services and retailing holdings. The Fund's overweighting in the bank sector was a positive factor as well, as bank stocks were particularly good performers in the year. On the negative side, stocks that hindered the Fund's relative showing included its pharmaceutical holdings. The Fund was also restrained by its underweighting in the buoyant telecom sector (within Indonesia--telecom stocks elsewhere mostly had another poor year). The Fund is limited to having no more than 25% of its assets in any one sector; the telecom sector accounts for roughly 40% of the Fund's benchmark.

2002: A YEAR OF ACTION AND REACTION

For much of 2002, Indonesian policymakers made significant progress toward a stable political environment and an improved economy, only to see their achievements partly undermined by global weakness in equities and, almost ironically, a domestic terrorist attack.

Politically, President Megawati's administration continued to prove its mettle on a number of fronts. Early in the year, government-sponsored peace accords and well-executed military interventions brought relative peace to several potential breakaway provinces. The government sought to erase its reputation for being easy on corruption by convicting and sentencing the son of a powerful former president and others on corruption charges. It also continued to sell government owned assets, notably in the banking and telecom sectors, in an effort to privatize industry and encourage foreign direct ownership in Indonesian companies.

Yet, arguably, the greatest accomplishment of the administration during 2002 took place in the weeks following the October 12th bombing of a nightclub in Bali, one that resulted in the death of hundreds of Australian tourists and others. Given that the nation is 87% Islamic, the government could have ducked the issue, or given the task of catching the terrorists less than its full support. It did neither, however, setting out immediately to track down the perpetrators and bring them to eventual justice. The international community welcomed such resoluteness.

October 12th was also a turning point for and test of the resiliency of the nation's equity market. Through the first two quarters, Indonesian equities as a whole performed strongly on the back of a stable currency, good corporate earnings and the return of long absent foreign investors. In the third quarter, however, domestic equities fell when corporate scandals in the U.S., and the growing possibility of a U.S. led war with Iraq, all but erased foreign appetite for risk, especially in emerging markets such as Indonesia. In the aftermath of the fourth quarter Bali bombing, the Indonesian

================================================================================

 LETTER TO SHAREHOLDERS

stock market sank rapidly, only to bounce back strongly in the wake of swift government action to catch the terrorists, along with better global equity markets and the sale of a strategic stake in the country's second largest telecommunication company, Indosat (4.02% of the Fund as of December 31, 2002). In the end, the market's fourth-quarter return was essentially flat, a welcome indication that foreign investors had shrugged off recent volatility and returned in strength.

As for the Indonesian economy, high inflation remained a problem for much of the year, hitting a high of 15.1% in February, but declining in subsequent months. Seasonally adjusted GDP growth slowed to 1.4% in the third quarter, down from a robust 7.7% in the year's second quarter. On a positive note, the trade surplus remained high at U.S.$25.4 billion for 2002, unchanged from the previous year in spite of a rather weak overall export growth of 1.2% for the year (imports were equally weak, expanding a mere 1%). On the less positive side of things, non-oil exports rose only 2.8% for 2002 despite strong commodity prices and foreign direct investment fell nearly 57% from 2001 levels.

As the year concluded, the government began to revise its assumptions for the 2003 budget and now expects to see GDP growth of 4%, average inflation of 9%, an average interest rate of 13.5% and an average price of oil of $22 per barrel (note: the price of oil had already topped $30 per barrel by year-end 2002).

PORTFOLIO STRUCTURE AND STRATEGY:

The ebb and flow of the rupiah plays a significant role in the profitability of Indonesian companies because of the amount of U.S.-dollar-denominated debt they carry. On the flip side are the few companies that have net cash positions, typically denominated in U.S. dollars.

As the rupiah stabilized during the third quarter, we increased our exposure to export-oriented companies and pared domestic consumption oriented stocks. This was the only real change in portfolio composition, which remained invested in blue chip companies with proven management and what we consider to be strong business franchises.

Reflecting our views on the Indonesian economy and equity market, we chose to exit the retail sector during the fourth quarter, as Indonesian retailers will probably face the twin threats of slowing consumer spending and low-priced imports from China. Nevertheless, our investment focus continued to be on blue chip companies, both for their appreciation potential and their greater liquidity in what remains a volatile stock market environment.

OUTLOOK

Seldom tranquil, Indonesia's economy and equity markets continue to face numerous challenges to full economic recovery. In the wake of the Bali bombing, tourism revenue is falling rapidly. As noted, much-needed foreign direct investments are declining, as is domestic demand and consumer confidence. Longer term, there is concern about job creation, or the lack thereof, and the political and economic ramifications of same.

As ever, politics remains a concern to many potential investors. Already, well ahead of the mid-2004 elections, we are seeing political posturing over the sale of a major stake in the country's second largest telecommunications operator. This seemingly incessant bickering may be a harbinger of things to come, and may serve to delay political and corporate reforms.

================================================================================

 LETTER TO SHAREHOLDERS

Beyond these challenges, a hitherto unacknowledged threat, terrorism, will test the fragile relationship between the incumbent government, the Muslim opposition and Indonesia's allies. While we think Jakarta can sustain the momentum it has partially regained following the Bali bombings, it will still need to tread very carefully on issues that may affect the country's mostly Muslim citizens.

Meanwhile, on an up note, the economy is showing no signs of additional deterioration and some signs that it may be slowly turning around. The exchange rate is stable, for example, while interest rates and inflation will likely drop moderately in 2003. Economic growth should be between 3% and 4% for the next year or two. Even so, politics--both domestic and international--will likely overshadow advances on the economic and corporate front for the near future.

Sincerely,

/s/ Boon Hong Yeo

Boon Hong Yeo
Chief Investment Officer**

FROM CREDIT SUISSE ASSET MANAGEMENT, LLC:

We wish to remind shareholders whose shares are registered in their own name that they automatically participate in the Fund's reinvestment program know as the InvestLink(SM) Program (the "Program"). The Program can be of value to shareholders in maintaining their proportional ownership interest in the Fund in an easy and convenient way. A shareholder whose shares are held in the name of a broker/dealer or nominees should contact the Fund's Transfer Agent for details about participating in the Program. The Program is described on pages 18 through 20 of this report.

--------------------------------------------------------------------------------
* The Morgan Stanley Capital International Indonesia Free Index is an unmanaged index (with no defined investment objective) of Indonesian equities that includes reinvestment of dividends, and is the exclusive property of Morgan Stanley Capital International Inc. Investors cannot invest directly in an index.

** Boon Hong Yeo, who is a Director of Credit Suisse Asset Management (Australia) Limited, is primarily responsible for management of the Fund's assets. He has served the Fund in such capacity since January 17, 2003. Mr. Yeo joined Credit Suisse Asset Management (Australia) Limited in 2002 from AIB Govett (Asia) Limited in Singapore, where he was Director of Private Equity and managed Asian equity portfolios. Previously, he was founder and Managing Director of Zenith Asset Management Singapore; and held various positions in Asian equity portfolio management, investment banking and corporate banking in Singapore.

================================================================================

--------------------------------------------------------------------------------
THE INDONESIA FUND, INC.

PORTFOLIO SUMMARY - AS OF DECEMBER 31, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

[CHART]

 SECTOR ALLOCATION

AS A PERCENT OF NET ASSETS

                                               31-DEC-02   31-DEC-01
Agriculture                                         3.05        0.67
Automotive                                          8.67         6.2
Banks                                               8.47        7.59
Building Products - Cement/Aggregate                2.87        4.08
Diversified Operations                              6.47        2.99
Food & Kindred Products                             2.78        4.08
Medical-Drugs                                       7.29        9.01
Oil & Gas                                           4.62         1.6
Retailing                                              0       11.13
Soap & Cleaning Preparation                         4.59         4.9
Telecommunications                                 27.77       27.37
Tobacco                                            15.61       17.46
Other                                               7.81        2.92

 TOP 10 HOLDINGS, BY ISSUER

                                                                                       PERCENT OF
     HOLDING                                                       SECTOR              NET ASSETS
--------------------------------------------------------------------------------------------------
  1. PT Telekomunikasi Indonesia                             Telecommunications           23.8
--------------------------------------------------------------------------------------------------
  2. PT Hanjaya Mandala Sampoerna Tbk                              Tobacco                 8.9
--------------------------------------------------------------------------------------------------
  3. PT Gudang Garam Tbk                                           Tobacco                 6.7
--------------------------------------------------------------------------------------------------
  4. PT Astra International Tbk                                  Automotive                5.5
--------------------------------------------------------------------------------------------------
  5. PT Bimantara Citra Tbk                                Diversified Operations          5.0
--------------------------------------------------------------------------------------------------
  6. PT Tempo Scan Pacific Tbk                                  Medical-Drugs              4.8
--------------------------------------------------------------------------------------------------
  7. PT Medco Energi International Tbk                            Oil & Gas                4.6
--------------------------------------------------------------------------------------------------
  8. PT Unilever Indonesia Tbk                           Soap & Cleaning Preparation       4.6
--------------------------------------------------------------------------------------------------
  9. PT Indonesian Satellite Corporation Tbk (Indosat)       Telecommunications            4.0
--------------------------------------------------------------------------------------------------
 10. PT Bank Pan Indonesia Tbk                                      Banks                  3.8
--------------------------------------------------------------------------------------------------

================================================================================

--------------------------------------------------------------------------------
THE INDONESIA FUND, INC.

SCHEDULE OF INVESTMENTS - DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                              NO. OF
DESCRIPTION                                   SHARES           VALUE
------------------------------------------------------------------------
 EQUITY OR EQUITY-LINKED SECURITIES-97.25%

 INDONESIA-89.77%

 AGRICULTURE-3.05%
PT Astra Argo Lestari Tbk ...................   3,053,000   $    528,732
PT Perusahaan Perkebunan
 London Sumatra Indonesia
 Tbk+ .......................................         100              3
                                                            ------------
                                                                 528,735
                                                            ------------

 AUTOMOTIVE-8.67%
PT Astra International Tbk+ .................   2,716,000        955,911
PT Astra Otoparts Tbk .......................   3,488,000        545,609
                                                            ------------
                                                               1,501,520
                                                            ------------

 BANKS-7.49%
PT Bank Central Asia Tbk ....................   2,315,000        646,648
PT Bank Internasional Indonesia,
 Certificates of Entitlement*+| ............. 126,297,600              0
PT Bank Pan Indonesia Tbk+ ..................  32,300,000        649,609
PT Lippo Bank, Certificates of
 Entitlement*+| .............................  14,400,000              0
                                                            ------------
                                                               1,296,257
                                                            ------------

 BUILDING PRODUCTS-CEMENT/AGGREGATE-2.87%
PT Semen Gresik (Persero) Tbk ...............     546,000        497,195
                                                            ------------

 DIVERSIFIED OPERATIONS-5.03%
PT Bimantara Citra Tbk ......................   2,737,000        871,558
                                                            ------------

 FOOD & KINDRED PRODUCTS-2.78%
PT Indofood Sukses Makmur
 Tbk ........................................   7,182,000        481,475
                                                            ------------

 MEDICAL-DRUGS-7.29%
PT Kalbe Farma Tbk+ .........................  14,289,900        439,075
PT Tempo Scan Pacific Tbk ...................   1,786,000        823,157
                                                            ------------
                                                               1,262,232
                                                            ------------

 OIL & GAS-4.62%
PT Medco Energi International
 Tbk ........................................   5,300,500        799,517
                                                            ------------

 SOAP & CLEANING PREPARATION-4.59%
PT Unilever Indonesia Tbk ...................     391,000        795,106
                                                            ------------

 TELECOMMUNICATIONS-27.77%
PT Indonesian Satellite
 Corporation Tbk (Indosat) ..................     674,000   $    696,592
PT Telekomunikasi Indonesia .................   5,900,940      2,538,393
PT Telekomunikasi Indonesia,
 ADR ........................................     185,442      1,574,403
                                                            ------------
                                                               4,809,388
                                                            ------------

 TOBACCO-15.61%
PT Gudang Garam Tbk .........................   1,260,500      1,168,955
PT Hanjaya Mandala
 Sampoerna Tbk ..............................   3,710,000      1,533,743
                                                            ------------
                                                               2,702,698
                                                            ------------
TOTAL INDONESIA
 (Cost $16,015,439) .........................                 15,545,681
                                                            ------------

 CHINA-1.36%

 COMPUTERS-1.36%
Legend Group Ltd.
 (Cost $249,212) ............................     714,000        235,755
                                                            ------------

 HONG KONG-1.36%

 DISTRIBUTION/WHOLESALE-1.36%
Espirit Holdings Ltd.
 (Cost $242,288) ............................     140,000        235,172
                                                            ------------

 INDIA-1.92%

 APPLICATIONS SOFTWARE-0.94%
Satyam Computer Services Ltd.,
 ADR ........................................      12,700        163,195
                                                            ------------

 BANKS-0.98%
HDFC Bank Ltd., ADR .........................      12,600        169,596
                                                            ------------
TOTAL INDIA
 (Cost $332,607)                                                 332,791
                                                            ------------

================================================================================

--------------------------------------------------------------------------------
THE INDONESIA FUND, INC.

SCHEDULE OF INVESTMENTS (CONCLUDED)
--------------------------------------------------------------------------------

                                                 NO. OF
DESCRIPTION                                      SHARES         VALUE
------------------------------------------------------------------------
 SINGAPORE-2.84%

 AIRLINES-1.40%
Singapore Airlines Ltd. .....................      41,000   $    241,086
                                                            ------------

 DIVERSIFIED OPERATIONS-1.44%
Keppel Corporation Ltd. .....................     117,000        249,561
                                                            ------------
TOTAL SINGAPORE
 (Cost $484,434) ............................                    490,647
                                                            ------------
TOTAL EQUITY OR EQUITY-LINKED
 SECURITIES (Cost $17,323,980) ..............                 16,840,046
                                                            ------------
SHORT-TERM INVESTMENTS-3.53%

GRAND CAYMAN-3.52%

                                              PRINCIPAL
                                               AMOUNT
                                               (000'S)
                                              ---------
Brown Brothers Harriman & Co.,
 overnight deposit, 0.35%, 01/02/03**
 (Cost $610,000) ............................ $     610          610,000
                                                            ------------

 INDONESIA-0.01%
Citibank N.A., Jakarta,
 overnight deposit, 8.00%, 01/02/03**
 (Cost $1,206) ..............................         1            1,206
                                                            ------------
TOTAL SHORT-TERM INVESTMENTS
 (Cost $611,206) ............................                    611,206
                                                            ------------
TOTAL INVESTMENTS-100.78%
 (Cost $17,935,186) (Notes A,D,F) ...........                 17,451,252
                                                            ------------
LIABILITIES IN EXCESS OF CASH AND
 OTHER ASSETS-(0.78)% .......................                   (134,136)
                                                            ------------
NET ASSETS-100.00% ..........................               $ 17,317,116
                                                            ============

--------------------------------------------------------------------------------
+    Security is non-income producing.
|    Convertible to ordinary shares.
* Not readily marketable security; security is valued at fair value as determined in good faith by the Board of Directors. (See Note A.)
** Variable rate account. Rate resets on a daily basis; amounts are available on the same business day.
ADR  American Depositary Receipts.

================================================================================

                                 See accompanying notes to financial statements.

--------------------------------------------------------------------------------
THE INDONESIA FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES - DECEMBER 31, 2002
--------------------------------------------------------------------------------

 ASSETS
Investments, at value (Cost $17,935,186) (Notes A,D,F) ......................................   $ 17,451,252
Cash ........................................................................................            732
Prepaid expenses ............................................................................          7,746
                                                                                                ------------
Total Assets ................................................................................     17,459,730
                                                                                                ------------
 LIABILITIES
Payables:
    Investment advisory fee (Note B) ........................................................         38,686
    Administration fees (Note B) ............................................................          1,848
    Directors' fees .........................................................................          1,096
    Other accrued expenses ..................................................................        100,984
                                                                                                ------------
Total Liabilities ...........................................................................        142,614
                                                                                                ------------
NET ASSETS (applicable to 8,266,202 shares of common stock outstanding) (Note C) ............   $ 17,317,116
                                                                                                ============
NET ASSET VALUE PER SHARE ($17,317,116 DIVIDED BY 8,266,202) ................................   $       2.09
                                                                                                ============

 NET ASSETS CONSIST OF

Capital stock, $0.001 par value; 8,266,202 shares issued and outstanding
 (100,000,000 shares authorized) ............................................................   $      8,266
Paid-in capital .............................................................................     66,003,593
Undistributed net investment income .........................................................         12,642
Accumulated net realized loss on investments and foreign currency related transactions ......    (48,223,451)
Net unrealized depreciation in value of investments and translation of other
 assets and liabilities denominted in foreign currency ......................................       (483,934)
                                                                                                ------------
Net assets applicable to shares outstanding .................................................   $ 17,317,116
                                                                                                ============

================================================================================

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
THE INDONESIA FUND, INC.

STATEMENT OF OPERATIONS - FOR THE YEAR ENDED DECEMBER 31, 2002
--------------------------------------------------------------------------------

 INVESTMENT INCOME

Income (Note A):
  Dividends .................................................................................   $    629,104
  Interest ..................................................................................          6,352
  Less: Foreign taxes withheld ..............................................................        (94,448)
                                                                                                ------------
  Total Investment Income ...................................................................        541,008
                                                                                                ------------
Expenses:
  Investment advisory fees (Note B) .........................................................        176,991
  Legal fees ................................................................................         63,101
  Printing ..................................................................................         58,202
  Audit fees ................................................................................         34,801
  Custodian fees ............................................................................         32,970
  Transfer agent fees .......................................................................         31,000
  Accounting fees ...........................................................................         30,000
  Directors' fees ...........................................................................         20,302
  Administration fees (Note B) ..............................................................         18,703
  Insurance .................................................................................          3,631
  Stock exchange listing fees ...............................................................          1,225
  Other                                                                                                5,771
                                                                                                ------------
  Total Expenses ............................................................................        476,697
                                                                                                ------------
  Net Investment Income .....................................................................         64,311
                                                                                                ------------

 NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY RELATED TRANSACTIONS

Net realized loss from:
   Investments ..............................................................................     (3,138,174)
   Foreign currency related transactions ....................................................        (41,171)
Net change in unrealized depreciation in value of investments and translation
 of other assets and liabilities denominated in foreign currency ............................      7,887,517
                                                                                                ------------
Net realized and unrealized gain on investments and foreign currency related transactions ...      4,708,172
                                                                                                ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ........................................   $  4,772,483
                                                                                                ============

================================================================================

                                 See accompanying notes to financial statements.

--------------------------------------------------------------------------------
THE INDONESIA FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                      FOR THE YEARS ENDED DECEMBER 31,
                                                                                     ----------------------------------
                                                                                          2002               2001
                                                                                     ------------        --------------
 INCREASE IN NET ASSETS

Operations:
  Net investment income/(loss) ...................................................   $     64,311        $     (599,503)
  Net realized loss on investments and foreign currency related transactions .....     (3,179,345)             (478,110)
  Net change in unrealized depreciation in value of investments and
   translation of other assets and liabilities denominated in foreign currencies .      7,887,517               554,493
                                                                                     ------------        --------------
    Net increase/(decrease) in net assets resulting from operations ..............      4,772,483              (523,120)
                                                                                     ------------        --------------
Capital share transactions (Note A):
  Net assets received in conjuction with the Agreement and
   Plan of Reorganization ........................................................             --             5,132,440
  Cash paid in-lieu-of fractional shares .........................................             --                  (126)
                                                                                     ------------        --------------
    Total capital share transactions .............................................             --             5,132,314
                                                                                     ------------        --------------
    Net increase in net assets ...................................................      4,772,483             4,609,194
                                                                                     ------------        --------------

 NET ASSETS

Beginning of year ................................................................     12,544,633             7,935,439
                                                                                     ------------        --------------
End of year ......................................................................   $ 17,317,116*       $   12,544,633
                                                                                     ============        ==============

----------
* Includes undistributed net investment income of $12,642.

================================================================================

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
THE INDONESIA FUND, INC.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each year indicated. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.
--------------------------------------------------------------------------------

                                                                        FOR THE YEARS ENDED DECEMBER 31,
                                                                 --------------------------------------------
                                                                     2002          2001             2000
                                                                 ----------   -------------     -------------
 PER SHARE OPERATING PERFORMANCE

Net asset value, beginning of year ............................    $   1.52        $   1.72          $   4.48
                                                                 ----------   -------------     -------------
Net investment income/(loss) ..................................        0.01           (0.13)*           (0.13)
Net realized and unrealized gain/(loss) on
  investments and foreign currency related transactions .......        0.56           (0.07)            (2.63)
                                                                 ----------   -------------     -------------
Net increase/(decrease) in net assets resulting from operations        0.57           (0.20)            (2.76)
                                                                 ----------   -------------     -------------
Distributions to shareholders:
  Net realized gain on investments and
    foreign currency related transactions .....................          --              --                --
                                                                 ----------   -------------     -------------
Net asset value, end of year ..................................    $   2.09        $   1.52          $   1.72
                                                                 ==========   =============     =============
Market value, end of year .....................................    $   1.65        $   1.32          $  1.563
                                                                 ==========   =============     =============
Total investment return (a) ...................................       25.00%         (15.52)%          (71.26)%
                                                                 ==========   =============     =============

 RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000 omitted) .........................    $ 17,317        $ 12,545          $  7,935
Ratio of expenses to average net assets .......................        2.69%           8.89%(b)          7.23%(c)
Ratio of net investment income/(loss) to
  average net assets ..........................................        0.36%          (5.63)%           (4.85)%
Portfolio turnover rate .......................................       29.15%          10.23%            16.48%
-----------------------------------------------------------------------------------------------------------------
*    Based on actual shares outstanding on June 8, 2001 (prior to the Agreement and Plan of Reorganization) and December 31, 2001.
(a)  Total investment return at market value is based on the changes in market price of a share during the year and assumes reinvestment of distributions, if any, at actual prices pursuant to the Fund's dividend reinvestment program.
(b)  Excluding merger-related fees, the ratio of expenses to average net assets would have been 4.31%.
(c)  Excluding merger-related fees, the ratio of expenses to average net assets would have been 4.13%.


================================================================================

                                 See accompanying notes to financial statements.

10

--------------------------------------------------------------------------------
THE INDONESIA FUND, INC.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                FOR THE YEARS ENDED DECEMBER 31,
                                                                 ------------------------------------------------------------
                                                                      1999           1998          1997              1996
                                                                 --------------  ----------   -------------     -------------
 PER SHARE OPERATING PERFORMANCE

Net asset value, beginning of year ............................        $   2.71    $   3.58        $  10.68          $   9.34
                                                                 --------------  ----------   -------------     -------------
Net investment income/(loss) ..................................           (0.05)      (0.04)           0.03              0.01
Net realized and unrealized gain/(loss) on
  investments and foreign currency related transactions .......            1.87       (0.83)          (7.13)             1.33
                                                                 --------------  ----------   -------------     -------------
Net increase/(decrease) in net assets resulting from operations            1.82       (0.87)          (7.10)             1.34
                                                                 --------------  ----------   -------------     -------------
Distributions to shareholders:
  Net realized gain on investments and
    foreign currency related transactions .....................           (0.05)         --              --                --
                                                                 --------------  ----------   -------------     -------------
Net asset value, end of year ..................................        $   4.48    $   2.71        $   3.58          $  10.68
                                                                 ==============  ==========   =============     =============
Market value, end of year .....................................        $  5.438    $  3.438        $  4.625          $  9.750
                                                                 ==============  ==========   =============     =============
Total investment return (a) ...................................           59.58%     (25.68)%        (52.56)%           (3.70)%
                                                                 ==============  ==========   =============     =============

 RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000 omitted) .........................        $ 20,669    $ 12,491        $ 16,486          $ 49,223
Ratio of expenses to average net assets .......................            3.18%       4.21%           1.89%             1.91%
Ratio of net investment income/(loss) to
  average net assets ..........................................           (1.43)%     (1.37)%          0.33%             0.10%
Portfolio turnover rate .......................................           47.38%      36.58%          48.19%            34.67%

                                                                        FOR THE YEARS ENDED DECEMBER 31,
                                                                 --------------------------------------------
                                                                      1995            1994          1993
                                                                 --------------   ----------    -------------
 PER SHARE OPERATING PERFORMANCE

Net asset value, beginning of year ............................        $   9.18     $  14.03         $   7.63
                                                                 --------------   ----------    -------------
Net investment income/(loss) ..................................              --        (0.03)           (0.03)
Net realized and unrealized gain/(loss) on
  investments and foreign currency related transactions .......            0.16        (4.82)            6.43
                                                                 --------------   ----------    -------------
Net increase/(decrease) in net assets resulting from operations            0.16        (4.85)            6.40
                                                                 --------------   ----------    -------------
Distributions to shareholders:
  Net realized gain on investments and
    foreign currency related transactions .....................              --           --               --
                                                                 --------------   ----------    -------------
Net asset value, end of year ..................................        $   9.34     $   9.18         $  14.03
                                                                 ==============   ==========    =============
Market value, end of year .....................................        $ 10.125     $ 12.000         $ 20.750
                                                                 ==============   ==========    =============
Total investment return (a) ...................................          (15.63)%     (42.17)%         130.56%
                                                                 ==============   ==========    =============

 RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000 omitted) .........................        $ 43,060     $ 42,297         $ 64,661
Ratio of expenses to average net assets .......................            1.96%        1.83%            1.98%
Ratio of net investment income/(loss) to
  average net assets ..........................................            0.05%       (0.25)%          (0.30)%
Portfolio turnover rate .......................................           24.10%       31.56%           63.77%

--------------------------------------------------------------------------------
* Based on actual shares outstanding on June 8, 2001 (prior to the Agreement and Plan of Reorganization) and December 31, 2001.
(a) Total investment return at market value is based on the changes in market price of a share during the year and assumes reinvestment of distributions, if any, at actual prices pursuant to the Fund's dividend reinvestment program.
(b) Excluding merger-related fees, the ratio of expenses to average net assets would have been 4.31%.
(c) Excluding merger-related fees, the ratio of expenses to average net assets would have been 4.13%.

================================================================================

--------------------------------------------------------------------------------
THE INDONESIA FUND, INC.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

 NOTE A. SIGNIFICANT ACCOUNTING POLICIES

The Indonesia Fund, Inc. (the "Fund") was incorporated in Maryland on January 8, 1990 and commenced investment operations on March 9, 1990. The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company. On June 11, 2001, the Fund acquired substantially all of the assets and assumed all of the liabilities of the Jakarta Growth Fund, Inc. ("JGF") in exchange for Fund shares. Each JGF shareholder became entitled to receive 0.7289 Fund shares for every JGF share and cash in-lieu-of fractional shares, resulting in the issuance of an aggregate 3,657,213 Fund shares. Net assets of the Fund and JGF as of the Agreement and Plan of Reorganization ("Reorganization") date were $6,468,268 and $5,132,440, including unrealized depreciation of $6,005,467 and $3,556,343, respectively. Total net assets after the Reorganization were $11,600,708.

USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

SECURITY VALUATION: The net asset value of the Fund is determined daily as of the close of regular trading on the Boston Stock Exchange. The Fund's investments are valued at market value, which is generally determined using the last reported sales price. If no sales are reported, investments are generally valued at the last reported bid price. Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, which approximates market value, unless the Board of Directors determines that using this method would not reflect an investment's value.

Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Directors under procedures established by the Board of Directors in the absence of readily ascertainable market values.

SHORT-TERM INVESTMENTS: The Fund sweeps available U.S. dollar cash into a short-term deposit issued by Brown Brothers Harriman & Co., the Fund's custodian. The Fund also sweeps available cash denominated in Indonesia rupiah into a short-term deposit issued by Citibank N.A., Jakarta. The short-term time deposits are variable rate accounts classified as short-term investments.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME: Investment transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is accrued as earned; dividend income is recorded on the ex-dividend date.

TAXES: No provision is made for U.S. income or excise taxes as it is the Fund's intention to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders which will be sufficient to relieve it from all or substantially all U.S. federal income and excise taxes.

Income received by the Fund from sources within Indonesia and other countries may be subject to withholding and other taxes imposed by such countries.

================================================================================

--------------------------------------------------------------------------------
THE INDONESIA FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

FOREIGN CURRENCY TRANSLATIONS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

     (I) market value of investment securities, assets and liabilities at the valuation date rate of exchange; and

     (II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses in investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

The Fund reports certain foreign currency related transactions and foreign taxes withheld on security transactions as components of realized gains for financial reporting purposes, whereas such foreign currency related transactions are treated as ordinary income for U.S. federal income tax purposes.

Net currency gains or losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/(depreciation) in value of investments, and translation of other assets and liabilities denominated in foreign currencies.

Net realized foreign exchange losses represent foreign exchange gains and losses from sales and maturities of debt securities, transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement dates on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received.

DISTRIBUTIONS OF INCOME AND GAINS: The Fund distributes at least annually to shareholders substantially all of its net investment income and net realized short-term capital gains, if any. The Fund determines annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses, including capital loss carryovers, if any. An additional distribution may be made to the extent necessary to avoid the payment of a 4% U.S. federal excise tax. Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date.

OTHER: Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in exchange rates.

Investment in Indonesian and other foreign securities requires consideration of certain factors that are not normally involved in investments in U.S. securities. The Indonesian securities market is an emerging market characterized by a small number of company listings, high price volatility and a relatively illiquid secondary trading environment. These factors, coupled with restrictions on investment by foreigners and other factors, limit the supply of securities available for investment by the Fund. This will affect the rate at which the Fund is able to invest in Indonesian and other foreign securities, the purchase and sale prices for such securities and the timing of purchases and sales.

The limited liquidity of the Indonesian and other foreign securities markets may also affect the Fund's ability to acquire or dispose of securities at a price and time that it wishes to do so. Accordingly, in periods of rising market prices, the Fund may be unable to

================================================================================

--------------------------------------------------------------------------------
THE INDONESIA FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

participate in such price increases fully to the extent that it is unable to acquire desired portfolio positions quickly; conversely the Fund's inability to dispose fully and promptly of positions in declining markets will cause its net asset value to decline as the value of unsold positions is marked to lower prices.

 NOTE B. AGREEMENTS

Credit Suisse Asset Management, LLC ("CSAM"), serves as the Fund's investment adviser with respect to all investments. CSAM receives as compensation for its advisory services from the Fund, an annual fee, calculated weekly and paid quarterly, equal to 1.00% of the Fund's average weekly net assets. For the year ended December 31, 2002, CSAM earned $176,991 for advisory services. CSAM also provides certain administrative services to the Fund and is reimbursed by the Fund for costs incurred on behalf of the Fund (up to $20,000 per annum). For the year ended December 31, 2002, CSAM was reimbursed $1,004 for administrative services rendered to the Fund.

Effective October 9, 2002, Credit Suisse Asset Management (Australia) Limited ("Sub-Adviser") serves as the Fund's sub-investment adviser. CSAM currently pays the Sub-Adviser on a quarterly basis a fee of 90% of the net quarterly amount received by CSAM as the Fund's investment adviser.

Bear Stearns Funds Management Inc. ("BSFM") serves as the Fund's administrator. The Fund pays BSFM a monthly fee that is computed weekly at an annual rate of 0.10% of the first $100 million of the Fund's average weekly net assets and 0.08% of amounts in excess of $100 million. For the year ended December 31, 2002, BSFM earned $17,699 for administrative services.

Merrill Corporation ("Merrill"), an affiliate of CSAM, has been engaged by the Fund to provide certain financial printing services. For the year ended December 31, 2002, Merrill was paid $31,298 for its services to the Fund.

 NOTE C. CAPITAL STOCK

The authorized capital stock of the Fund is 100,000,000 shares of common stock, $0.001, par value. Of the 8,266,202 shares outstanding at December 31, 2002, CSAM owned 7,169 shares.

 NOTE D. INVESTMENT IN SECURITIES

For the year ended December 31, 2002, purchases and sales of securities, other than short-term investments, were $5,062,331 and $5,421,748, respectively.

 NOTE E. CREDIT FACILITY

The Fund, together with other funds advised by CSAM (collectively, the "Participating Funds"), participates in a $150 million committed, unsecured line of credit facility ("Credit Facility") with Deutsche Bank A.G. as administrative agent and syndication agent and State Street Bank and Trust Company as operations agent for temporary or emergency purposes. Under the terms of the Credit Facility, the Participating Funds pay an aggregate commitment fee at a rate of 0.10% per annum on the average unused amount of the Credit Facility, which is allocated among the Participating Funds in such manner as is determined by the governing Boards of the Participating Funds. In addition, the Participating Funds pay interest on borrowings at the Federal Funds rate plus 0.50%. At December 31, 2002 and during the year ended December 31, 2002, the Fund had no borrowings under the Credit Facility.

 NOTE F. FEDERAL INCOME TAXES

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of foreign currency

================================================================================

--------------------------------------------------------------------------------
THE INDONESIA FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)
--------------------------------------------------------------------------------

transactions, losses deferred due to wash sales and Post-October losses (as later defined), and excise tax regulations.

At December 31, 2002, the components of distributable earnings on a tax basis, for the Fund were as follows:

Undistributed ordinary income             $      12,642
Accumulated net realized loss               (46,488,912)
Unrealized depreciation                      (2,218,473)
                                          -------------
Total distributable earnings              $ (48,694,743)
                                          =============

Under current tax law, certain capital losses realized after October 31 within a taxable year may be deferred and treated as occurring on the first day of the following tax year ("Post-October losses"). For the tax period ended December 31, 2002, the Fund elected to defer net realized losses of $2,308,354.

At December 31, 2002, the Fund had a capital loss carryover for U.S. federal income tax purposes of $44,180,558 (of which $8,437,172 is subject to Internal Revenue Code Section limitations) of which $7,370,210 expires in 2003; $5,731,003 expires in 2004; $4,600,826 expires in 2005; $14,881,456 expires in
2006; $3,253,238 expires in 2007; $5,937,713 expires in 2008; $1,720,106 expires in 2009 and $686,006 expires in 2010.

At December 31, 2002, the identified cost for federal income tax purposes, as well as the gross unrealized appreciation from investments for those securities having an excess of value over cost, gross unrealized depreciation from investments for those securities having an excess of cost over value and the net unrealized depreciation from investments were $19,669,725, $1,338,455, $(3,556,928) and $(2,218,473), respectively.

At December 31, 2002, the Fund reclassified from accumulated net realized loss on investments and foreign currency related transactions of $51,669 to undistributed net investment income. In addition, the Fund reclassified $8,617,662 of capital loss carryover for U.S. federal income tax purposes which expired in 2002 to paid-in capital, to adjust for current period permanent book\tax differences. Net assets were not affected by these reclassifications.

================================================================================

 REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of The Indonesia Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Indonesia Fund, Inc. (the "Fund") at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP

Two Commerce Square
Philadelphia, Pennsylvania
February 21, 2003

================================================================================

 RESULTS OF ANNUAL MEETING OF SHAREHOLDERS (UNAUDITED)

On October 9, 2002, the Annual Meeting of Shareholders of The Indonesia Fund, Inc. (the "Fund") was held and the following matters were approved:

(1) To approve a Sub-Investment Advisory Agreement among the Fund, Credit Suisse Asset Management, LLC and Credit Suisse Asset Management (Australia) Limited.

                                                             FOR         AGAINST    ABSTAIN
                                                          ---------      -------    -------
                                                          4,628,019      69,316      11,455

(2)  To elect two directors to the Board of Directors of the Fund.

     NAME OF DIRECTOR                                                  FOR        WITHHELD
     ----------------                                               ---------     --------
     Lawrence J. Fox (re-election)                                  4,533,000      175,856
     Laurence R. Smith (election)                                   4,527,015      181,840

In addition to the directors elected at the meeting, Enrique R. Arzac, Richard
H. Francis and William W. Priest, Jr. continued as directors of the Fund.

Effective May 13, 2002, Laurence R. Smith was elected as Chairman of the Fund and Chief Executive Officer.

================================================================================

  DESCRIPTION OF INVESTLINK(SM) PROGRAM (UNAUDITED)

The InvestLink(SM) Program is sponsored and administered by EquiServe, L.P., not by The Indonesia Fund, Inc. (the "Fund"). EquiServe, L.P. will act as program administrator (the "Program Administrator") of the InvestLink(SM) Program (the "Program"). The purpose of the Program is to provide interested investors with a simple and convenient way to invest funds and reinvest dividends in shares of the Fund's common stock ("Shares") at prevailing prices, with reduced brokerage commissions and fees.

An interested investor may join the Program at any time. Purchases of Shares with funds from a participant's cash payment or automatic account deduction will begin on the next day on which funds are invested. If a participant selects the dividend reinvestment option, automatic investment of dividends generally will begin with the next dividend payable after the Program Administrator receives his enrollment form. Once in the Program, a person will remain a participant until he terminates his participation or sells all Shares held in his Program account, or his account is terminated by the Program Administrator. A participant may change his investment options at any time by requesting a new enrollment form and returning it to the Program Administrator.

A participant will be assessed certain charges in connection with his participation in the Program. First-time investors will be subject to an initial service charge which will be deducted from their initial cash deposit. All optional cash deposit investments will be subject to a service charge. Sales processed through the Program will have a service fee deducted from the net proceeds, after brokerage commissions. In addition to the transaction charges outlined above, participants will be assessed per share processing fees (which include brokerage commissions.) Participants will not be charged any fee for reinvesting dividends.

The number of Shares to be purchased for a participant depends on the amount of his dividends, cash payments or bank account or payroll deductions, less applicable fees and commissions, and the purchase price of the Shares. The Program Administrator uses dividends and funds of participants to purchase Shares of Company Common Stock in the open market. Such purchases will be made by participating brokers as agent for the participants using normal cash settlement practices. All Shares purchased through the Program will be allocated to participants as of the settlement date, which is usually three business days from the purchase date. In all cases, transaction processing will occur within 30 days of the receipt of funds, except where temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of the Federal Securities laws or when unusual market conditions make prudent investment impracticable. In the event the Program Administrator is unable to purchase Shares within 30 days of the receipt of funds, such funds will be returned to the participants.

The average price of all Shares purchased by the Program Administrator with all funds received during the time period from two business days preceding any investment date up to the second business day preceding the next investment date shall be the price per share allocable to a participant in connection with the Shares purchased for his account with his funds or dividends received by the Program Administrator during such time period. The average price of all Shares sold by the Program Administrator pursuant to sell orders received during such time period shall be the price per share allocable to a participant in connection with the Shares sold for his account pursuant to his sell orders received by the Program Administrator during such time period.

EquiServe, L.P., as Program Administrator, administers the Program for participants, keeps records, sends statements of account to participants and performs other duties relating to the Program. Each participant in the Program will receive a statement of his account following each purchase of Shares. The statements will also show the amount of dividends credited to such

================================================================================
participant's account (if applicable), as well as the fees paid by the participant. In addition, each participant will receive copies of the Fund's Annual Report to shareholders, proxy statements and, if applicable, dividend income information for tax reporting purposes.

If the Fund is paying dividends on the Shares, a participant will receive dividends through the Program for all Shares held on the dividend record date on the basis of full and fractional Shares held in his account, and for all other Shares of the Fund registered in his name. The Program Administrator will send checks to the participants for the amounts of their dividends that are not to be automatically reinvested at no cost to the participants.

Shares of the Fund purchased under the Program will be registered in the name of the accounts of the respective participants. Unless requested, the Fund will not issue to participants certificates for Shares of the Fund purchased under the Program. The Program Administrator will hold the Shares in book-entry form until a Program participant chooses to withdraw his Shares or terminate his participation in the Program. The number of Shares purchased for a participant's account under the Program will be shown on his statement of account. This feature protects against loss, theft or destruction of stock certificates.

A participant may withdraw all or a portion of the Shares from his Program account by notifying the Program Administrator. After receipt of a participant's request, the Program Administrator will issue to such participant certificates for the whole Shares of the Fund so withdrawn or, if requested by the participant, sell the Shares for him and send him the proceeds, less applicable brokerage commissions, fees, and transfer taxes, if any. If a participant withdraws all full and fractional Shares in his Program account, his participation in the Program will be terminated by the Program Administrator. In no case will certificates for fractional Shares be issued. The Program Administrator will convert any fractional Shares held by a participant at the time of his withdrawal to cash.

Participation in any rights offering, dividend distribution or stock split will be based upon both the Shares of the Fund registered in participants' names and the Shares (including fractional Shares) credited to participants' Program accounts. Any stock dividend or Shares resulting from stock splits with respect to Shares of the Fund, both full and fractional, which participants hold in their Program accounts and with respect to all Shares registered in their names will be automatically credited to their accounts.

All Shares of the Fund (including any fractional share) credited to his account under the Program will be voted as the participant directs. The participants will be sent the proxy materials for the annual meetings of shareholders. When a participant returns an executed proxy, all of such Shares will be voted as indicated. A participant may also elect to vote his Shares in person at the Shareholders' meeting.

A participant will receive tax information annually for his personal records and to help him prepare his U.S. federal income tax return. The automatic reinvestment of dividends does not relieve him of any income tax which may be payable on dividends. For further information as to tax consequences of participation in the Program, participants should consult with their own tax advisors.

The Program Administrator in administering the Program will not be liable for any act done in good faith or for any good faith omission to act. However, the Program Administrator will be liable for loss or damage due to error caused by its negligence, bad faith or willful misconduct. Shares held in custody by the Program Administrator are not subject to protection under the Securities Investors Protection Act of 1970.

================================================================================

 DESCRIPTION OF INVESTLINK(SM) PROGRAM (UNAUDITED) (CONCLUDED)

The participant should recognize that neither the Fund nor the Program Administrator can provide any assurance of a profit or protection against loss on any Shares purchased under the Program. A participant's investment in Shares held in his Program account is no different than his investment in directly held Shares in this regard. The participant bears the risk of loss and the benefits of gain from market price changes with respect to all of his Shares. Neither the Fund nor the Program Administrator can guarantee that Shares purchased under the Program will, at any particular time, be worth more or less than their purchase price. Each participant must make an independent investment decision based on his own judgment and research.

While the Program Administrator hopes to continue the Program indefinitely, the Program Administrator reserves the right to suspend or terminate the Program at any time. It also reserves the right to make modifications to the Program. Participants will be notified of any such suspension, termination or modification in accordance with the terms and conditions of the Program. The Program Administrator also reserves the right to terminate any participant's participation in the Program at any time. Any question of interpretation arising under the Program will be determined in good faith by the Program Administrator and any such good faith determination will be final.

Any interested investor may participate in the Program. To participate in the Program, an investor who is not already a registered owner of the Shares must make an initial investment of at least $250.00. All other cash payments or bank account deductions must be at least $100.00, up to a maximum of $100,000.00 annually. An interested investor may join the Program by reading the Program description, completing and signing the enrollment form and returning it to the Program Administrator. The enrollment form and information relating to the Program (including the terms and conditions) may be obtained by calling the Program Administrator at one of the following telephone numbers: First Time Investors--(800) 969-3294; Current Shareholders--(800) 730-6001. All
correspondence regarding the Program should be directed to: Fleet National Bank, InvestLink(SM) Program, P.O. Box 43010, Providence, RI 02940-3010.

InvestLink is a service mark of EquiServe, L.P.

================================================================================

INFORMATION CONCERNING DIRECTORS AND OFFICERS (UNAUDITED)

                                                                                                NUMBER OF
                                                 TERM                                           PORTFOLIOS
                                                 OF OFFICE                                      IN
                                                 AND                                            FUND
                              POSITION(S)        LENGTH         PRINCIPAL                       COMPLEX        OTHER
                              HELD WITH          OF TIME        OCCUPATION(S) DURING            OVERSEEN BY    DIRECTORSHIPS
NAME, ADDRESS AND AGE         FUND               SERVED         PAST FIVE YEARS                 DIRECTOR       HELD BY DIRECTOR
---------------------         --------------     -----------    -------------------------       ------------   ----------------
INDEPENDENT DIRECTORS

Enrique R. Arzac              Director and       Since 2000;    Professor of Finance and        8              Director of The
Credit Suisse Asset           Audit Committee    current        Economics, Graduate School                     Adams Express
Management, LLC               Member             term ends      of Business, Columbia                          Company (a closed-
466 Lexington Avenue                             at the 2003    University since 1971                          end investment
New York, New York                               annual                                                        company); Director
10017-3140                                       meeting                                                       of Petroleum and
                                                                                                               Resources
Age: 61                                                                                                        Corporation (a
                                                                                                               closed-end
                                                                                                               investment company)

Lawrence J. Fox               Director and       Since 2000;    Partner, Drinker Biddle &       3              Director, Winthrop
One Logan Square              Audit Committee    current        Reach (law firm) since 1976;                   Trust Company
18th & Cherry Streets         Member             term ends      Managing Partner Drinker
Philadelphia,                                    at the 2005    Biddle & Reach from 1992 to
Pennsylvania 19103                               annual         1998
                                                 meeting
Age: 59

Richard H. Francis            Director and       Since 1990;    Currently retired;              53             None
Credit Suisse Asset           Audit Committee    current        Executive Vice President
Management, LLC               Member             term ends      and Chief Financial Officer
466 Lexington Avenue                             at the 2004    of Pan Am Corporation and
New York, New York                               annual         Pan American World Airways,
10017-3140                                       meeting        Inc. from 1988 to 1991

Age: 70

INTERESTED DIRECTORS

William W. Priest, Jr.*       Director           Since 1990;    Co-Managing Partner,            59             None
Steinberg Priest & Sloane                        current        Steinberg Priest & Sloane
Capital Management                               term ends      Capital Management since
12 East 49th Street                              at the 2003    March 2001; Chairman and
12th Floor                                       annual         Managing Director of CSAM
New York, New York                               meeting        from 2000 to February 2001,
10017                                                           Chief Executive Officer and
                                                                Managing Director of CSAM
Age: 61                                                         from 1990 to 2000

Laurence R. Smith*            Chairman of the    Since 2002;    Managing Director and           1              None
Credit Suisse Asset           Fund, Chief        current        Global Chief Investment
Management, LLC               Executive          term ends      Officer of CSAM; Associated
466 Lexington Avenue          Officer,           at the 2005    with JP Morgan Investment
New York, New York            President and      annual         Management from 1981 to
10017-3140                    Director           meeting        1999; Officer of other
                                                                Credit Suisse Funds
Age: 44

================================================================================

                              POSITION(S)        LENGTH
                              HELD WITH          OF TIME
NAME, ADDRESS AND AGE         FUND               SERVED         PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
---------------------         -------------      ----------     ----------------------------------------------
OFFICERS

Hal Liebes, Esq.              Senior Vice        Since 1997     Managing Director and Global General Counsel of CSAM; Associated
Credit Suisse Asset           President                         with Lehman Brothers, Inc. from 1996 to 1997; Associated with
Management, LLC                                                 CSAM from 1995 to 1996; Associated with CS First Boston
466 Lexington Avenue                                            Investment Management from 1994 to 1995; Associated with
New York, New York                                              Division of Enforcement, U.S. Securities and Exchange Commission
10017-3140                                                      from 1991 to 1994; Officer of other Credit Suisse Funds

Age: 38

Boon Hong Yeo                 Chief              Since 2003     Director of Credit Suisse Asset Management (Australia) Limited;
c/o Credit Suisse Asset       Investment                        Director of AIB Govett (Asia) Limited from October 2001 to April
Management, LLC               Officer                           2002; Managing Director of Zenith Asset Management Singapore
466 Lexington Avenue                                            from January 2001 to September 2001; Associate Director of CMG
New York, New York                                              First State Singapore from 1994 to 2000
10017-3140

Age: 42

Michael A. Pignataro          Chief Financial    Since 1990     Director and Director of Fund Administration of CSAM; Associated
Credit Suisse Asset           Officer and                       with CSAM since 1984; Officer of other Credit Suisse Funds
Management, LLC               Secretary
466 Lexington Avenue
New York, New York
10017-3140

Age: 43

Richard W. Watt+              President and      N/A            Managing Director of CSAM from July 1996 to January 2003
Credit Suisse Asset           Chief
Management, LLC               Investment
466 Lexington Avenue          Officer
New York, New York
10017-3140

Age: 44

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22

INFORMATION CONCERNING DIRECTORS AND OFFICERS (UNAUDITED) (CONCLUDED)

                              POSITION(S)        LENGTH
                              HELD WITH          OF TIME
NAME, ADDRESS AND AGE         FUND               SERVED         PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
---------------------         -------------      ----------     ----------------------------------------------
OFFICERS--(CONCLUDED)

Rocco A. Del Guercio          Vice President     Since 1997     Vice President and Administrative Officer of CSAM; Associated
Credit Suisse Asset                                             with CSAM since June 1996; Assistant Treasurer, Bankers Trust
Management, LLC                                                 Co. -- Fund Administration from March 1994 to June 1996; Mutual
466 Lexington Avenue                                            Fund Accounting Supervisor, Dreyfus Corporation from April 1987
New York, New York                                              to March 1994; Officer of other Credit Suisse Funds
10017-3140

Age: 39

Robert M. Rizza               Treasurer          Since 1999     Assistant Vice President of CSAM since January 2001;
Credit Suisse Asset                                             Administrative Officer of CSAM from March 1998 to December 2000;
Management, LLC                                                 Assistant Treasurer of Bankers Trust Co. from April 1994 to
466 Lexington Avenue                                            March 1998; Officer of other Credit Suisse Funds
New York, New York
10017-3140

Age: 37

--------------------------------------------------------------------------------

* Designates a Director who is an "interested person" of the Fund as defined under the Investment Company Act of 1940, as amended ("1940 Act"). Mr. Priest is an interested person because he provided consulting services to CSAM within the last two years. Mr. Smith is an interested person by virtue of his current position as an officer of CSAM.
+ Effective January 17, 2003, Mr. Watt resigned as President and Chief Investment Officer.

================================================================================

 OTHER FUNDS MANAGED BY CREDIT SUISSE ASSET MANAGEMENT, LLC

Credit Suisse Capital Appreciation Fund
Credit Suisse Cash Reserve Fund
Credit Suisse Emerging Growth Fund
Credit Suisse Emerging Markets Fund
Credit Suisse European Equity Fund
Credit Suisse Fixed Income Fund
Credit Suisse Global Financial Services Fund
Credit Suisse Global Fixed Income Fund
Credit Suisse Global Health Sciences Fund
Credit Suisse Global Post-Venture Capital Fund
Credit Suisse Global Technology Fund
Credit Suisse High Income Fund
Credit Suisse International Focus Fund
Credit Suisse International Fund
Credit Suisse Investment Grade Bond Fund
Credit Suisse Japan Growth Fund
Credit Suisse Large Cap Value Fund
Credit Suisse Municipal Bond Fund
Credit Suisse Municipal Money Fund
Credit Suisse New York Municipal Fund
Credit Suisse New York Tax Exempt Fund
Credit Suisse Select Equity Fund
Credit Suisse Short Duration Bond Fund
Credit Suisse Small Cap Growth Fund
Credit Suisse Small Cap Value Fund
Credit Suisse Strategic Small Cap Fund
Credit Suisse Strategic Value Fund
Credit Suisse Tax Efficient Fund
Credit Suisse U.S. Government Money Fund

Fund shares are not deposits or other obligations of Credit Suisse Asset Management, LLC or any affiliate, are not FDIC-insured and are not guaranteed by Credit Suisse Asset Management, LLC or any affiliate. Fund investments are subject to investment risks, including loss of your investment. There are special risk considerations associated with international, global, emerging-market, small-company, high-yield debt, single-industry, single-country and other special, aggressive or concentrated investment strategies. Past performance cannot guarantee future results.

More complete information about a fund, including charges and expenses, is provided in the Prospectus, which should be read carefully before investing. You may obtain copies by calling Credit Suisse Funds at 800-927-2874. For up-to-date performance, please look in the mutual fund section of your newspaper under Credit Suisse.

Credit Suisse Asset Management Securities, Inc., Distributor.

================================================================================

 SUMMARY OF GENERAL INFORMATION

The Fund--The Indonesia Fund, Inc.--is a closed-end, non-diversified management investment company whose shares trade on the Boston Stock Exchange. Its principal investment objective is long-term capital appreciation with income as a secondary objective through investments primarily in Indonesian equity and debt securities. Credit Suisse Asset Management, LLC (New York), the fund's investment adviser, is part of Credit Suisse Asset Management ("CSAM"), the institutional and mutual-fund asset-management arm of Credit Suisse First Boston. As of September 30, 2002, CSAM managed over $55 billion in the U.S. and, together with its global affiliates, managed assets of over $284 billion in 14 countries.

 SHAREHOLDER INFORMATION

The market price is published in: THE NEW YORK TIMES (daily) under the designation "Indones" and THE WALL STREET JOURNAL (daily), and BARRON'S (each Monday) under the designation "Indonesia". The Fund's Boston Stock Exchange trading symbol is IF. The Fund also trades on the OTC Bulletin Board under the trading symbol INDF. Weekly comparative net asset value (NAV) and market price information about The Indonesia Fund, Inc.'s shares are published each Sunday in THE NEW YORK TIMES and each Monday in THE WALL STREET JOURNAL and BARRON'S, as well as other newspapers, in a table called "Closed-End Funds." Quotes can also be obtained from the Internet at http://www.reuters.com and http://www.pcquote.com.

 THE CSAM GROUP OF FUNDS

LITERATURE REQUEST--Call today for free descriptive information on the closed-end funds listed below at 1-800-293-1232 or visit our website on the
Internet: http://www.cefsource.com.

CLOSED-END FUNDS

SINGLE COUNTRY
The Brazilian Equity Fund, Inc. (BZL)
The Chile Fund, Inc. (CH)
The First Israel Fund, Inc. (ISL)

MULTIPLE COUNTRY
The Emerging Markets Telecommunications Fund, Inc. (ETF)
The Latin America Equity Fund, Inc. (LAQ)

FIXED INCOME
Credit Suisse Asset Management Income Fund, Inc. (CIK)
Credit Suisse High Yield Bond Fund (DHY)

================================================================================

 DIRECTORS AND CORPORATE OFFICERS

Enrique R. Arzac             Director

Lawrence J. Fox              Director

Richard H. Francis           Director

William W. Priest, Jr.       Director

Laurence R. Smith            Chairman of the Fund,
                             Chief Executive Officer,
                             President and Director

Boon Hong Yeo                Chief Investment Officer

Hal Liebes                   Senior Vice President

Michael A. Pignataro         Chief Financial Officer and
                             Secretary

Rocco A. Del Guercio         Vice President

Robert M. Rizza              Treasurer

 INVESTMENT ADVISER

Credit Suisse Asset Management, LLC
466 Lexington Avenue
New York, NY 10017

 INVESTMENT SUB-ADVISER

Credit Suisse Asset Management (Australia) Limited
Level 32, Gateway Building
1 Macquarie Place
Sydney NSW 2000

 ADMINISTRATOR

Bear Stearns Funds Management Inc.
383 Madison Avenue
New York, NY 10179

 CUSTODIAN

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

 SHAREHOLDER SERVICING AGENT

Fleet National Bank
(c/o EquiServe, L.P.)
P. O. Box 43010
Providence, RI 02940

 INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
Two Commerce Square
Philadelphia, PA 19103

 LEGAL COUNSEL

Willkie Farr & Gallagher
787 Seventh Avenue
New York, NY 10019

This report, including the financial statements herein, is sent to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

                                                [BOSTON(TM) STOCK EXCHANGE LOGO]

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                                                                      3913-AR-02